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                                                                     Exhibit 10

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Separate Account (Portion Relating to the Polaris Advisor Variable Annuity) of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company. We consent to the incorporation by reference of our report into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2002